Business Combination	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Business combination
Note 32. Business
c
ombination
Due to the exclusion of the partner of Madalena Energy Argentina S.R.L. as mentioned in note 30.3.4, Vista Argentina acquired a 29.62% of working interest in addition to its 55%, up to 84.62%, in CAN’s concessions for no consideration, which gave rise to net assets for 1,383 and subsequent profit in the same amount, that was booked in “Other operating income” under “Bargain purchase on business combination” (see Note 10.1).
This transaction was booked as a business combination under IFRS using the acquisition method and is included in the consolidated financial statements as from the date in which the Company gained control of the additional working interest.